UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2023

BROADWIND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 23, 2023, Broadwind, Inc. (the “Company”) held its Annual Meeting of Stockholders. Matters voted on by the stockholders included: (i) election of seven directors to hold office for a term of one year or until their successors are duly elected and qualified; (ii) a non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay” vote); (iii) a non-binding advisory vote on the frequency of the Say-on-Pay vote; (iv) ratification of the third amendment to the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan, as previously amended, to increase the number of shares of Common Stock available for awards under such plan; and (v) ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2023. The results of the stockholders’ votes are reported below:

1. With respect to the election of directors:

NAME OF CANDIDATE	FOR	AGAINST

Company Nominees

Eric B. Blashford	11,344,386	376,518
Philip J. Christman	11,214,050	506,854
Jeanette A. Press	11,169,643	551,261
David P. Reiland	9,963,280	1,649,624
Sachin M. Shivaram	11,075,083	645,821
Thomas A. Wagner	9,942,849	1,675,555
Cary B. Wood	9,986,086	1,734,595

WM Argyle Fund, LLC Nominees

Ryan Bogenschneider	1,917,248	9,803,656
Christine Candela	1,761,709	9,959,195
James Robinson IV	1,766,075	9,954,829

The stockholders voted to elect Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner and Cary B. Wood as directors to serve until the Company’s 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

2. With respect to the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay” vote):

FOR	AGAINST	ABSTAIN
8,451,752	2,500,410	768,742

3. With respect to the non-binding advisory vote on the frequency of the Say-on-Pay vote:

1 Year	2 Years	3 Years	ABSTAIN
9,934,422	98,223	1,168,129	520,130

The Company has considered the outcome of this advisory vote and has determined that, as recommended by the Company’s board of directors in the proxy statement for the 2023 Annual Meeting of Stockholders, the Company will hold the Say-on-Pay vote on an annual basis until the occurrence of the next advisory vote on the frequency of Say-on-Pay vote.

4. With respect to the ratification of the third amendment to the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan, as previously amended, to increase the number of shares of Common Stock available for awards under such plan:

FOR	AGAINST	ABSTAIN
8,522,318	2,523,651	674,935

5. With respect to the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2023:

FOR	AGAINST	ABSTAIN
11,255,588	243,293	222,023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

May 25, 2023	By:	/s/ Eric B. Blashford

Eric B. Blashford
President and Chief Executive Officer
(Principal Executive Officer)